Exhibit 99.1

Sensient Technologies: Level 1 Company Confidential Sensient Technologies Corporation Paul Manning Chairman of the Board, President and Chief Executive Officer Steve Rolfs Senior Vice President and Chief Financial Officer 2023 Baird Industrial Conference

Forward Looking Statements This document contains statements that may constitute “forward-looking statements” within the meaning of Federal securities laws including under “2023 Financial Outlook” in this presentation. Such forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors concerning the Company’s operations and business environment. Important factors that could cause actual results to differ materially from those suggested by these forward-looking statements and that could adversely affect the Company’s future financial performance include the following: the Company’s ability to manage economic and capital market conditions and the impact of recessions and economic downturns; the impact of macroeconomic and geopolitical volatility, including inflation and shortages impacting the availability and cost of raw materials, energy, and other supplies; the availability and cost of labor, logistics, and transportation; the impact and uncertainty created by the COVID-19 pandemic and efforts to manage it on the global economy, including, but not limited to, its effects on our employees, facilities, customers, and suppliers, governmental regulations and restrictions, and general economic conditions; the uncertain impacts of the ongoing conflict between Russia and Ukraine on our supply chain, input costs, including energy and transportation, and on general economic conditions; the pace and nature of new product introductions by the Company and the Company’s customers; the Company’s ability to anticipate and respond to changing consumer preferences and changing technologies; the Company’s ability to successfully implement its growth strategies; the outcome of the Company’s various productivity-improvement and cost-reduction efforts, acquisition and divestiture activities, and operational improvement plan; industry, regulatory, legal, and economic factors related to the Company’s domestic and international business; the effects of tariffs, trade barriers, and disputes; growth in markets for products in which the Company competes; industry and customer acceptance of price increases; actions by competitors; currency exchange rate fluctuations; and other factors included in “Risk Factors” in the Company's Annual Report on Form 10-K for the year ended December 31, 2022, and in other documents that the Company files with the SEC. The risks and uncertainties identified above are not the only risks the Company faces. Additional risks and uncertainties not presently known to the Company or that it currently believes to be immaterial also may adversely affect the Company. Should any known or unknown risks and uncertainties develop into actual events, these developments could have material adverse effects on our business, financial condition, and results of operations. This presentation contains time-sensitive information that reflects management’s best analysis only as of the date of this presentation. Except to the extent required by applicable laws, the Company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied herein will not be realized. 2 The content of this document remains the intellectual property of Sensient (2023). All rights reserved.

Non-GAAP Financial Measures Within this document, the Company reports certain non-GAAP financial measures, including: (1) percentage changes in revenue, operating income, diluted earnings per share, and adjusted EBITDA on a local currency basis (which eliminate the effects that result from translating its international operations into U.S. dollars), and (2) adjusted EBITDA (which excludes depreciation and amortization expense, and non-cash share based compensation expense). The Company has included each of these non-GAAP measures in order to provide additional information regarding the underlying operating results and comparable period-over-period performance. Such information is supplemental to information presented in accordance with GAAP and is not intended to represent a presentation in accordance with GAAP. These non-GAAP measures should not be considered in isolation. Rather, they should be considered together with GAAP measures and the rest of the information included in this presentation and the Company’s SEC filings. Management internally reviews each of these non-GAAP measures to evaluate performance on a. comparative period-to-period basis and to gain additional insight into underlying operating and performance trends. The Company believes this information can be beneficial to investors for these same purposes. These non-GAAP measures may not be comparable to similarly titled measures used by other companies. Refer to “Non-GAAP Financial Measures” at the end of this presentation for reconciliations and additional information

A leading provider of customized solutions for food and beverage, pharmaceutical, and personal care customers 4 2022 Revenue: $144M Core Areas of Focus: Flavors and Colors for food and beverage Color Group Asia Pacific Group 2022 Revenue: $604M Core Areas of Focus: Food and Pharmaceutical Colors and Personal Care 2022 Revenue: $738M Core Areas of Focus: Natural Flavors, Extracts and Natural Ingredients Flavors & Extracts Group

Global market leader delivering innovative natural solutions Provider of natural solutions to support health & wellness and clean label consumer trends Exceptional innovation and application expertise Unique ability to service global, regional, and local customers Robust agronomy and quality program ensures responsible procurement and traceability of sustainable ingredients 5

Local Currency Adjusted EBITDA* +8.6% Local Currency Adjusted Diluted EPS* +5.6% Solid long-term growth driven by strong consumer trends and end market demand 2019-2022 CAGR Local Currency Adjusted Revenue* 2019-2022 CAGR Local Currency Adjusted Operating Income* Color Group +8.2% +5.8% Flavors & Extracts Group +8.5% +14.4% Asia Pacific Group +9.6% +21.6% Consolidated +8.2% +7.1% *2019-2022 CAGR Local-currency (LC) adjusted revenue, adjusted operating income, adjusted diluted EPS, and adjusted EBITDA are Non-GAAP metrics. Please see our GAAP to Non-GAAP Reconciliation at the end of this document. 6

2023 Industry Trends New Wins & Product Launches Expect volume declines related to destocking to continue to moderate as the year progresses Energy, growing costs, and certain commodity costs remain elevated; however, the supply chain has become less volatile Adjustments to cover inflation-driven costs have been significant across the value chain; however, moving forward price adjustments are expected to be more targeted as inflationary increases lessen New win rate remains strong and there is positive momentum in product launch activity Destocking Inflation Pricing 7

Local Currency Adjusted EBITDA* (5.2%) Local Currency Diluted EPS* (11.7%) Growth and profitability temporarily impacted due to current industry trends 2023 Q3 YTD Local Currency Revenue* 2023 Q3 YTD Local Currency Operating Income* Color Group +1.1% (7.8%) Flavors & Extracts Group (1.1%) (17.5%) Asia Pacific Group +6.1% +11.6% Consolidated +1.0% (6.1%) *Local-currency (LC) revenue, operating income, diluted EPS, and adjusted EBITDA are Non-GAAP metrics. Please see our GAAP to Non-GAAP Reconciliation at the end of this document. 8

Investment Thesis • Global leader in several food and beverage segments • Our commitment to a “customer first” mindset across the organization has solidified our position with customers and raised the bar among our competitors • Sensient’s products constitute a small percentage of the cost of end products but carry the branddefining characteristics • Our products tend to be sticky and difficult to swap out • Operations across the world, ensuring we are where our customers need us • Serving local, regional, and multinational customers • Customer support from idea conception to launch-ready products • Food and beverages are important necessities and a key part of consumer spending • Sensient's coverage of these stable markets provides a solid foundation for the business to capitalize on growth opportunities • We invest in areas that help launch products our customers desire and deliver topline growth at accretive returns Defensible Business 9 Strong Competitive Position Global Scale & Presence Stable & Growing Categories Profitability & Growth

Sensient Technologies: Level 1 Company Confidential Appendix* *Amounts in thousands, except percentages and per share amounts

Non-GAAP Financial Measures 11 Year Ended December 31, 2022 Year Ended December 31, 2019 Revenue (GAAP) $ 1,437,039 $ 1,322,934 Revenue of the divested product lines - (143,172) Adjusted revenue $ 1,437,039 $ 1,179,762 Operating income (GAAP) $ 196,751 $ 121,110 Divestiture & other related costs – Cost of products sold - 10,567 Divestiture & other related (income) costs – Selling and administrative expenses (2,532) 35,313 Operating income of the divested product lines - (1,978) Adjusted operating income $ 194,219 $ 165,012 Net earnings (GAAP) $ 140,887 $ 82,047 Divestiture & other related (income) costs, before tax (2,532) 45,880 Tax impact of divestiture & other related costs * 636 (2,671) Net earnings of the divested product lines, before tax - (1,978) Tax impact of the divested product lines * - 399 Adjusted net earnings $ 138,991 $ 123,677 Diluted earnings per share (GAAP) $ 3.34 $ 1.94 Divestiture & other related (income) costs, net of tax (0.04) 1.02 Results of operations of the divested product lines, net of tax - (0.04) Adjusted diluted earnings per share $ 3.29 $ 2.92 * Tax impact adjustments were determined based on the nature of the underlying Non-GAAP adjustments and their relevant jurisdictional tax rates. Note: Earnings per share calculations may not foot due to rounding differences.

Non-GAAP Financial Measures 12 Results by Segment Adjusted Adjusted Revenue 2022 Adjustments* 2022 2019 Adjustments* 2019 Flavors & Extracts $ 738,003 $ - $ 738,003 $ 700,356 $ (107,363) $ 592,993 Color 604,017 - 604,017 535,159 (36,002) 499,157 Asia Pacific 143,581 - 143,581 118,248 (712) 117,536 Intersegment elimination (48,562) - (48,562) (30,829) 905 (29,924) Consolidated $ 1,437,039 $ - $ 1,437,039 $ 1,322,934 $ (143,172) $ 1,179,762 Operating Income Flavors & Extracts $ 105,424 $ - $ 105,424 $ 74,961 $ (1,236) $ 73,725 Color 114,619 - 114,619 101,190 (562) 100,628 Asia Pacific 29,492 - 29,492 19,382 (180) 19,202 Corporate & Other (52,784) (2,532) (55,316) (74,423) 45,880 (28,543) Consolidated $ 196,751 $ (2,532) $ 194,219 $ 121,110 $ 43,902 $ 165,012 Year Ended December 31, * For Revenue, adjustments consist of revenues of the divested product lines. For Operating Income, adjustments consist of the results of the divested product lines and divestiture & other related costs and income.

Non-GAAP Financial Measures 13 2022 2019 3 Year CAGR Operating income (GAAP) $ 196,751 $ 121,110 20.8% Depreciation and amortization 52,467 55,015 Depreciation and amortization, divested product lines - (5,065) Share-based compensation expense (income) 16,138 (739) Divestiture & other related (income) costs, before tax (2,532) 45,880 Results of operations of the divested product lines, before tax - (1,978) Adjusted EBITDA $ 262,824 $ 214,223 7.6% Year Ended December 31,

Non-GAAP Financial Measures 14 Revenue Total 3 Year CAGR Foreign Exchange Rates Adjustments* 3 Year CAGR Adjusted Local Currency Flavors & Extracts 1.8% (0.6%) (6.1%) 8.5% Color 4.3% (1.2%) (2.7%) 8.2% Asia Pacific 7.1% (2.2%) (0.3%) 9.6% Total Revenue 2.9% (1.0%) (4.3%) 8.2% Operating Income Flavors & Extracts 13.5% (0.1%) (0.8%) 14.4% Color 4.4% (1.4%) 0.0% 5.8% Asia Pacific 17.4% (3.7%) (0.5%) 21.6% Corporate & Other (9.7%) 0.0% (41.0%) 31.3% Total Operating Income 20.8% (1.8%) 15.5% 7.1% Diluted Earnings Per Share 24.1% (2.2%) 20.7% 5.6% Adjusted EBITDA 7.6% (1.0%) N/A 8.6% Year Ended December 31, 2022 * For Revenue, adjustments consist of revenues of the divested product lines. For Operating Income, Diluted Earnings per Share, and Adjusted EBITDA, adjustments consist of the results of the divested product lines and divestiture & other related costs and income.

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